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                                                   THE GABELLI
                                                   EQUITY TRUST INC.

Third-Quarter Report
September 30,1998
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To Our Shareholders,

      In the third quarter of 1998, ongoing international economic distress, diminished corporate earnings prospects, our prime time political crisis and the collapse of one of the world's largest hedge funds combined to send the stock market sharply lower. Somewhat uncharacteristically, the richly priced large cap growth stocks that dominate the Standard & Poor's 500 stock index held up better than more reasonably valued market sectors. The yield on the 30 year Treasury bond dropped below 5.0% as international and U.S. investors sought the safety of the world's most secure credit.

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                                                               THE GABELLI
                                                               EQUITY TRUST INC.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli Equity Trust Inc.'s ("Equity Trust") net asset value (NAV) per share decreased 14.5% to $10.30, after adjusting for the $0.27 per share distribution on September 28, 1998. This compares to the Value Line Composite Index's decline of 17.2%, the Russell 2000 Index's decline of 20.2% and the Standard & Poor's ("S&P") 500 Index's decline of 9.9% over the same period. Each index is an unmanaged indicator of stock market performance. Year-to-date the Equity Trust declined 4.7% through September 30, 1998. The Value Line Composite and the Russell 2000 were down 10.4% and 16.2%, respectively and the S&P 500 was up 6.0% during the same period. For the twelve months concluded September 30, 1998, the Equity Trust depreciated 1.7% after adjusting for the $1.08 per share in distributions, versus declines of 11.4% and 19.0% for the Value Line Composite and the Russell 2000, respectively and a gain of 9.1% for the S&P 500. Our own benchmark of 10 percent real was 11.5% for this time frame.

      For the five year period ended September 30, 1998, the Equity Trust's return averaged 10.8% annually, compared to average annual returns of 12.4%, 9.1% and 19.9% for the Value Line Composite, Russell 2000 and S&P 500, respectively. Total return includes adjustments of $6.70 per share for the reinvestment of dividends and distributions, rights offerings and the spin-off of the Gabelli Global Multimedia Trust.

      For the ten years ended September 30, 1998, the Equity Trust achieved a total return of 223.7%, including adjustments of $13.71 per share in distributions, which equates to an average annual return of 12.5%. This compares to 12.4%, 11.2% and 17.3% average annual returns over the same time period for the Value Line Composite, Russell 2000 and S&P 500, respectively.

      Since its inception on August 21, 1986 through September 30, 1998, the Equity Trust has had a total return of 344.3%, including adjustments of $15.05 per share in distributions, which equates to an average annual return of 13.1%.

      The Equity Trust's common shares ended the quarter at $10.375 per share on the New York Stock Exchange, a decrease of 5.1% for the first nine months of the year. For the twelve months ended September 30, 1998, the common shares are up 4.6%, after adjusting for all distributions.

      Our long-term performance goal is to grow our net asset value by a real rate of return of 10% per year. In addition, our goal is to have the publicly traded market price track the net asset value.
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                                    [LOGO]
                               THE GABELLI
                               EQUITY TRUST INC.

Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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Investment Objective:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                   This report is printed on recycled paper.
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Preferred Stock - An Investment for the Future

      On June 9, 1998, the Equity Trust successfully completed its offering of 7.25%, tax advantaged, cumulative preferred stock which was rated `aaa' by Moody's Investors Service, Inc. Shareholder response has been positive and we appreciate the efforts of Salomon Smith Barney, Gabelli & Company, Inc., PaineWebber Incorporated and Prudential Securities Incorporated, the underwriters, and wish to thank and welcome all those investors who participated.

      The Equity Trust issued 5,400,000 Preferred Shares at $25 per share with an annual dividend rate of $1.8125 per share paying quarterly starting in September 1998. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GAB Pr". Consistent with our conservative approach, the Equity Trust issued the Preferred Shares in a cost effective manner at less than $0.045 per share.

      How would Preferred Shares benefit Common Shareholders? The Equity Trust has earned a 13.1% average annual return from inception on August 21, 1986 through September 30, 1998. The Preferred Shares were issued with a dividend rate of 7.25%. Any return earned in excess of the stated dividend rate would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholder in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our long-term investment objectives, the Preferred Share issuance offers what we believe is a method of adding wealth for our Common Shareholders. With the completion of the preferred offerings, the Adviser has agreed to waive the management fee on the incremental assets if the net asset value total return on the Equity Trust does not exceed the stated dividend rate on the Preferred Shares.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders would not be required to the extent they would be if the Preferred Shares were not outstanding.

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 12 years at The Gabelli Equity Trust and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We

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also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

Through the Looking Glass

      What do investors see as they peer through the looking glass? Like Alice after she has eaten the mushroom, is the market still shrinking or ready to grow? Should savvy investors be heading through the keyhole or smiling like the Cheshire cat? What do we see happening in the stock market Wonderland?

      Equity valuations pivot on the outlook for earnings and on the multiple accorded those earnings. The earnings picture has been muddied by global economic turmoil. However, we continue to believe that on a longer term secular basis, U.S. corporations can grow earnings at high single digit rates. In light of this favorable long term secular earnings forecast and the positive outlook for inflation and interest rates, we believe at current prices, most stocks are now quite reasonably valued. So, going forward, we believe the outlook for equity owners is favorable.

The Four M's

      In the third quarter of 1998, consumers and investors focused on the Four
M's:

      Market

      McGwire

      Monica

      Meriwether


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M as in Market

      The sharp crack in U.S. equities during the third quarter raises several questions. Will the economy be impacted either through a reduction in consumer spending or a cutback in corporate expenditures? Since the U.S. economy has been the engine of global growth, will a slow-down accentuate a global spiral?

      Our answer to the first is, yes, lower spending on behalf of consumers and corporations will cause an economic and profit slow-down. However, we believe the odds favor just that, a slow-down, not a recession. The Russell 2000 Index, Wall Street jargon for the average U.S. company, has already discounted a recession. Should we avoid one, stocks will recover sharply.

      Our answer to the second question is also yes. U.S. economic weakness will have a negative impact on the rest of the world. But, we see some very positive signs as well. The Japanese are finally addressing their economic problems. Stimulation in Japan should buttress overall economic activity, particularly in Southeast Asia. The same applies to Euroland (the new name for the countries participating in European Monetary Union), where economic cooperation is supporting economic growth prospects. Moreover, part of the global economic disequilibrium we have been experiencing has stemmed from the strong dollar. With the dollar weakening against the mark and the yen, some global economic balance will be restored.

McGwire

      Mark McGwire and Sammy Sosa's heroics put baseball back on the front pages. In places other than New York, Boston, Los Angeles and San Francisco, most people were more captivated by the historic home run record chase than what was occurring in the economy and the stock market. Will they continue to focus on the day-to-day elements that impact their lives and their own individual economic expectations? Job security, low inflation, low interest rates (resulting in much lower mortgage payments) and the prospects of reduced taxes should make most people feel relatively good.

Monica

      The histrionics associated with the President's current predicament have also taken center stage. Will the U.S. be in a position to provide moral leadership on such issues as nuclear armaments? (Most of us now understand Kashmir is not a sweater). Will President Clinton be able to energize the new Congress and focus on critical economic issues in a timely fashion? Will Robert Rubin and Alan Greenspan resign if Clinton is not in power?

      We have long maintained the view that a great democracy like ours has many flaws. But, the underpinnings of our system, being rooted in personal freedom and ownership of capital, will survive flaws and sometimes even flourish in the absence of credible leadership.


                                       4
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Meriwether

      We, like virtually everyone in the financial community, were surprised by the extent of leverage that an organization could accomplish and the extent of damage that leverage could have on the financial system. A shutdown in lending, so vital to both domestic and global growth, is occurring. We have a liquidity crisis, but one different than past "credit crunches". When asked how to become a millionaire, Warren Buffett quipped, "Start with $1 billion and buy an airline." We now offer our version, "Start with $1 billion and give it to a hedge fund manager who focuses on emerging market debt with leverage."

      While the first chapter is still being written on the Long Term Capital Management debacle, we will wait for the smoke to clear, the floor boards to be lifted and the foundation inspected before commenting further. However, we believe global cooperation will help curtail the damage.

The Four Legged Market Stool -- Now a Rocking Chair!

      In previous market discussions, we described low inflation, low interest rates, a powerful flow of funds and strong corporate profit growth as the four legs supporting the stock market stool. Three of these legs remain stable, but the fourth is wobbling considerably. Inflation is low and with deflationary forces at work overseas if not yet here, inflation may go even lower. Long term government bond yields are already at lows not seen in a generation, and if the Federal Reserve drops short term rates again, long rates could recede even farther. Individual investors' increased use of 401(k)s and IRAs continues to provide a relatively steady flow of funds into stocks, seemingly irrespective of market gyrations. However, corporate profit growth is endangered by weak Asian markets and the possibility that the American consumer, who now has a substantial portion of his/her savings invested in the stock market, may lose confidence and stop spending.

      The outlook for the domestic economy and corporate profits is further complicated by the spreading international currency crisis. As more light is shed on Japan's inability to crank its economic engine, the focus has shifted from Asian currencies and the Russian ruble to Latin American currencies, in particular the Brazilian real. Brazil's currency has been under pressure and their government's chosen remedy of much higher interest rates may send the Brazilian economy into recession. U.S. and international financial authorities appear committed to supporting Brazil and doing everything in their power to make sure Brazil and our other important Latin American trading partners do not go the way of emerging market economies in Southeast Asia. It is too early to tell whether they will succeed. Serious economic problems for our Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia. We had looked to Asia for future growth -- the prospect of millions of new consumers for American goods and services. We depend on Latin America for sustenance -- millions of people already buying our products.

Hedge Funds -- The "Card Counters" in the Global Financial Casino

      In general, we are in favor of free markets and are confident that the free market system can control and ultimately correct speculative excesses. However, in recent years, some new players have come to the table -- large


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hedge funds employing sophisticated and highly leveraged investment strategies.
Many view them as the "card counters" in the global financial casino. Few people, including many of the banks and brokerage firms that stake them, fully understand how they operate. But one thing is abundantly clear, the hedge funds play to win and do not appear concerned about how their strategies may impact the financial health of the "house" (the free market system itself). Perhaps, even Adam Smith would agree to limit their presence.

      The collapse of Long Term Capital Management ("LTCM"), the most visible of these hedge funds, has potentially severe ramifications not only for their partners, but for the entire global financial community. In recent testimony to Congress explaining the Federal Reserve Bank of New York's role in helping to arrange a bail out of Long Term Capital Management, Federal Reserve Board Chairman Alan Greenspan said, "Had the failure of LTCM triggered the seizing up of markets, substantial damage could have been inflicted on many market participants, including some not directly involved with the firm, and could have potentially impaired the economies of many nations, including our own."

      In his testimony before Congress, Mr. Greenspan concludes that direct U.S. regulation of hedge funds is probably not practical because they would simply move offshore. He does not advocate further policing of banks and brokerage firms but encourages them to more adequately evaluate the risks inherent in highly leveraged, derivatives-based trading strategies. He reminds them of one of the great investment truths, "No matter how skillful the trading scheme, over the long haul, abnormal returns are sustained only through abnormal exposure to risk." We think the dangers of hedge funds are best mitigated by the losses that will be sustained by their backers.

Where Do We Go From Here?

      Is the stock market bottoming or has the retreat from equities just begun? We have opinions, not answers. Bear markets generally anticipate either a recession or a serious crack in the financial infrastructure. While the U.S. economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable -- as aforementioned, a very big and critical IF -- and if the American consumer shrugs off the market decline and continues to spend, the U.S. economy should continue to expand, albeit at a slower pace than in recent years. High "real interest rates" (the spread between interest rates and inflation) would indicate the Federal Reserve has room to lower rates to provide some stimulus if it sees the economy weakening. But, timing is an issue. This would augur against recession.

      Despite volatility and the sharp decline from this year's highs, the market has retreated in a relatively orderly fashion -- essentially doing what it is supposed to do, respond to changing economic circumstances, most notably diminished earnings prospects. We have not seen panic selling. If we were to experience a real jolt to the financial infrastructure such as a major hedge fund collapse sending shock waves through the banking system, this could change.


                                       6
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      If the economy keeps chugging along and financial institutions remain relatively healthy, the market should stabilize. If this is a correction, one would argue it is long overdue and may be setting the stage for the next leg up in the bull market. Even if the market continues to drift, we could see accelerated merger and acquisition activity buoying returns for value oriented investors.

Finally, Some Margin of Safety

      We leave it to others to forecast the short to intermediate term direction of the market. We have a longer term perspective. We are encouraged by the fact that Ben Graham's "margin of safety" has returned to the market. We now see many more good companies trading at much more reasonable valuations relative to their intrinsic value. This does not necessarily mean they have bottomed, as stocks can go from being substantially overvalued to significantly undervalued. But, the long term investor should take some comfort in the fact that some of the speculative excess has departed many stocks, if not those in the S&P 500 Index. Whether the investing public will take comfort in this is another question. Thus far, despite the market's sharp decline and continued volatility, we have not seen substantial redemptions from equity mutual funds. Investors have been conditioned by the extended bull market to buy on dips. However, if the pain gets more severe, they may react differently. For those who are tempted to walk away from equities, we point out that the stocks you loved six months ago are now a lot less expensive. We think this improves the odds for achieving respectable long term returns going forward.

Is the Takeover Wave Cresting?

      Is this the end of what we have dubbed "the third great takeover wave"? Like any other market, the market for businesses is impacted by liquidity (How much money is available to go shopping?), prices (Are there appealing bargains?), and necessity (Do prospective corporate buyers merely want a business or do they really need it?). The liquidity that has fueled merger and acquisition activity may be shrinking. With the quality of their loan portfolios declining, banks may take a more cautious approach to financing deals. Stock has lost some of its purchasing power as a deal currency and the market may prove less receptive to secondary issues underwritten for the purpose of corporate acquisitions.

      However, there are now many more true business bargains available, particularly in the beaten down small cap sector, and we believe financially robust companies will continue to snap up bargains in their own and related industries. Also, deals are being done in some industries (telecommunications is a prime example) due to necessity rather than simply a desire for growth. A telecommunications company that does not offer a full range of services (long distance and local telephony, Internet access and transmission and home entertainment services) will likely have a very bleak future. Going forward, due to diminishing liquidity, we expect that deal activity may slow somewhat from the feverish pace we have experienced over the last several years. But, we believe the great takeover wave is still far from cresting.


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Telecommunications, Media, and Energy -- Ports in the Market Storm

      On a relative basis, telecommunications stocks performed extraordinarily well in the third quarter of 1998. Several of our portfolio holdings in the telecommunications group finished the quarter in the black and a few, including Southern New England Telecommunications, SBC Corporation, USWest and COMSAT, posted high double digit gains. Ongoing industry consolidation free from the interference of antitrust regulators is providing a tailwind for the group. Cable television holdings such as Comcast and MediaOne Group (the cable spin-off from US West) performed well, while the proposed AT&T/Tele-Communications Inc. merger made it quite clear that cable companies will be major players in the telecommunications revolution. Entertainment and information software stocks like Time Warner also delivered respectable gains. Energy holdings like Chevron held up well as oil prices stabilized.

High End Retailers, Capital Goods, Agriculture and Energy Services Companies Stocks Get Battered

      High end retailers like Neiman Marcus were hurt as investors began anticipating a crisis in consumer confidence. Agricultural and energy services companies like Deere and Halliburton declined with falling grain and oil prices. Capital goods producers like Aeroquip-Vickers and IDEX sold off as capital spending slowed as a result of global economic weakness.

      Although agricultural companies are currently under pressure, we believe there is a diversified company in the industry poised for growth. We would like to provide an overview of Deere & Co. which categorizes its operations into six business segments. The worldwide agricultural equipment segment manufacturers and distributes a full line of farm equipment (tractors, combines and cotton harvesters). The worldwide construction equipment segment, formerly the worldwide industrial equipment segment, manufactures and distributes a broad range of machines used in construction, earthmoving and forestry (backhoe loaders, crawler dozers and loaders, excavators and log skidders). This segment also includes the manufacture and distribution of engines and drivetrain components for the original equipment manufacturer ("OEM") market. The worldwide commercial and consumer equipment segment manufactures and distributes equipment for commercial and residential uses (small tractors for lawn, garden, commercial and utility purposes, riding and walk-behind mowers, golf course equipment and snowblowers). The products produced by the equipment segments are marketed primarily through independent retail dealer networks and major retail outlets. The credit segment primarily finances sales and leases by John Deere dealers of new and used equipment. The insurance segment issues policies primarily for general and specialized lines of commercial property and casualty insurance. The health care segment provides health management programs and related administrative services. The company's agricultural equipment operations are cyclical. Worldwide farm commodity prices are on a downward course. U.S. crop conditions are generally good, with federal financial assistance expected to offset some of the drought-related losses being experienced in the South. The company is well-positioned to show solid results despite the current slowdown in the farm economy.

      When we are confronted by temporary weakness in industries and individual companies we believe have favorable long term prospects, we have the option of diving overboard or riding out the storm. Our long term perspective and focus on quality companies generally biases us toward the latter. Owning good companies in out-

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of-favor industries is an integral part of the value discipline. We note that some of our best performing stocks in 1997 and 1998 were those that most had abandoned in 1994 and 1995. Our investment loyalty to dominant franchise companies has generally worked in our favor over the longer term.

International Segment

      A portion of the Equity Trust's portfolio continues to be managed by Caesar Bryan. Caesar also manages the Gabelli International Growth Fund and is a co-manager of the newly launched Gabelli Global Opportunity Fund. Below are Caesar's thoughts on international markets and global economies:

      The third quarter saw quite an unusual swing among equity investors from near euphoria to despair. And all of this occurred in about two months. So what happened? Put simply, it appears that the emerging market crisis, which had been largely limited to very far away places, finally moved a little closer to home. For European equity investors, that meant Russia. During the middle of August, the Russian economic crisis became front page news as the country defaulted on its debt and devalued the ruble. Markets were shocked because investors felt that Russia would not be permitted to fail.

      The emerging market contagion then spread to South America, with Brazil under the spotlight. This unnerved American investors due to South America's close economic links to the U.S. On top of this came the disclosure that Long Term Capital Management, a very large hedge fund based in Greenwich, Connecticut, had effectively gone bust. What shocked investors about this disclosure was that the hedge fund was so heavily leveraged and that no less than eight foreign government owned agencies were investors in the Fund. So far, only the central bank of Italy has gone public and admitted to having been involved. So much for prudent central banking. As other investment portfolios found trouble, credit spreads between Treasuries and other fixed income securities widened significantly.

      While all of this was occurring, equity markets weakened considerably. Very few markets or sectors were spared. In general, those markets that had performed best recently suffered most while some of the Far East markets that had already been very hard hit held up quite well. With investor fears focused on recession, economically sensitive sectors did particularly poorly and, of course, financial stocks, especially banks, fell sharply.

      The Chairman of the Federal Reserve Board, Alan Greenspan, appears to be fully aware of the stress within the financial system and lowered the Federal Funds rate by 25 basis points to 5.25% at the end of September. This was followed by another reduction by the same amount in early October. Other major countries, such as Japan and the United Kingdom, also have reduced interest rates. During this period, bond yields in most markets have fallen significantly as investors have sought less risky investments and inflationary expectations have been reduced. For example, German 10 year government bond yields fell from 4.78% at the end of June to 3.83% by the end of September 1998. This represents a major move.

      One of the causes of stress among emerging markets has been the strong dollar. However, the dollar weakened following the Federal Reserve Board's interest rate cuts. This should help many emerging countries service their debt. Indeed, the dollar's recent decline against the yen was as rapid as anything most veteran currency

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traders had ever witnessed. The chronic weakness of the Japanese banking system is now getting the full attention of the government authorities who have finally put a credible plan for solving the problem in place. Still, the Japanese economy is contracting at an annual rate of about 4.0% and further action by the government is required.

      Equity market valuations should continue to be supported by historic low bond yields. However, investors have become very concerned about corporate earnings growth over the next year. This concern has resulted in a rise in the equity risk premium. Our strategy is to remain focused on high quality businesses, which are fairly valued and have financial strength. We look to avoid companies that have little or no pricing power.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Equity Trust. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $77.625 - NYSE) is a global travel, financial and network services provider. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company continues to expand the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

BetzDearborn Inc. (BTL - $69.125 - NYSE) has agreed to be acquired by Hercules Inc. (HPC - $30.0625 - NYSE), a U.S. specialty chemicals maker, for $3.1 billion in cash and assumed debt, creating one of the world's biggest makers of chemicals used in paper-making, water-treatment and other industrial processes. Hercules, which had $1.87 billion in 1997 sales, is offering $72 per BetzDearborn share. BetzDearborn is the number two U.S. producer of water-treatment and industrial process chemicals, with $1.3 billion in 1997 sales. The purchase allows Wilmington, Delaware-based Hercules to resume its worldwide expansion amid industry consolidation. The companies have set October 8, 1998 for BetzDearborn shareholders to approve the merger. They expect to close the transaction in October 1998.

Cablevision Systems Corp. (CVC - $43.1875 - AMEX), based in Woodbury, NY, is one of the nation's leading telecommunications and entertainment companies, with operations including high speed multimedia delivery, subscription cable television services, professional sports teams and national cable television program networks. Cablevision serves over 3.3 million cable customers primarily in three core media markets: New York, Boston and Cleveland. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp./TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

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Chris-Craft Industries Inc. (CCN - $44.1875 - NYSE), through its 79.9% ownership of BHC Communications (BHC - $117.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 58.6% of United Television (UTVI - $106.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and four UPN affiliates. United Television has purchased WHSW in Baltimore for $80 million. The station's call letters were changed to WUTB and the station became a UPN affiliate. UTVI has an agreement to purchase WRBW, a UPN affiliate in Orlando, for $60 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.4 billion in cash and marketable securities.

                             Chris-Craft Industries
                                        |
                                  79%   |
                                        |
                               BHC Communications
                                        |
                                  59%   |
                                        |
                               United Television

DeKalb Genetics Corp. (DKB - $92.00 - NYSE), an agricultural genetics and crop biotechnology company, develops and sells hybrid seeds and is the second largest supplier of hybrid seed corn. Monsanto (MTC - $56.25 - NYSE), which controls 40% of DeKalb's outstanding shares, won a three-month-long auction by agreeing to pay $100 in cash for each of the remaining shares, or $2.5 billion. The transaction is expected to be completed by year-end.

Giant Food Inc. (GFS'A - $43.1875 - AMEX) operates a chain of over 170 supermarkets, mostly food and drug combination stores, primarily in the Washington, DC and Baltimore metropolitan areas. The company is expanding from this base into New Jersey, Pennsylvania and Delaware. J. Sainsbury plc, one of the largest supermarket retailers in the United Kingdom, was the owner of a non-controlling 50% of Giant's voting shares, in addition to approximately 20% of the non-voting shares. The Dutch food retailer Royal Ahold NV (AHO - $29.0625
- NYSE) paid Sainsbury $613 million for its Giant Food stake and is purchasing the remaining Giant Food shares for $43.50 per share.

Sprint Corp. (FON - $72.00 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. The company has a promising national personal communications services ("PCS") and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Time Warner Inc. (TWX - $87.5625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, is further entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have more than $24 billion in revenues and nearly $5.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as CNN, Warner Brothers, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is now focused on reducing its almost $10 billion in debt and simplifying its capital structure.

United Television Inc. (UTVI - $106.75 - Nasdaq), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates the six stations (one ABC, one NBC and four UPN affiliates) that comprise Chris-Craft's (CCN - $44.1875 -NYSE) television division. In January, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and fastest growing television market over the past decade), is pending FCC approval. UTVI stations cover approximately eight percent of the U.S. population. UTVI is 58.9%-owned by BHC Communications (BHC - $117.00 - AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA prospects.

Viacom Inc. (VIA - $57.50 - AMEX; VIA'B - $58.00 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Paramount Communications and Blockbuster Entertainment were acquired. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

10% Distribution Policy

      The Equity Trust continues to maintain its 10% Distribution Policy whereby the Equity Trust pays out 10% of its average net assets each year. Pursuant to this policy, the Equity Trust distributed $0.27 per share on September 28, 1998. The next distribution is scheduled for December 1998.

In Conclusion

      We have gone from a "best of all possible worlds" economic backdrop for stocks to a world of economic and market uncertainty. There are plenty of real things to worry about, with growth in corporate profits and the unraveling of hedge funds being at the top of our list. And, some far less critical issues, such as our current political soap opera, are unnerving investors. We would not describe stocks in general as being inexpensive. However, they are no longer grossly overvalued. We believe there is once again a "margin of safety" in the equity market. In the midst of the current market storm, we are keeping a level head and focusing on quality companies trading at substantial discounts to our appraisal of their present and future values. This value discipline has helped preserve shareholder assets during these troubled times and will ultimately contribute to satisfactory long term results.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli
                                        President and Chief Investment Officer

October 30, 1998

            -----------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998

            Chris-Craft Industries, Inc.         United Television Inc.
            Cablevision Systems Corp.            Viacom Inc.
            Giant Food Inc.                      American Express Co.
            Time Warner Inc.                     BetzDearborn Inc.
            Dekalb Genetics Corp.                Sprint Corp.
            -----------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period of this report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.

                                PORTFOLIO CHANGES
                        Quarter Ended September 30, 1998
                                   (Unaudited)

                                                                Ownership at
                                                                September 30,
                                             Shares                 1998
                                             ------             -------------
NET PURCHASES
  Common Stocks
Aeroquip-Vickers Inc....................     130,000               160,000
Allegiance Telecom Inc..................       1,000                 5,000
Allied Group Inc........................       9,200                80,000
Alltel Corp. (a)........................      65,000                65,000
American Bankers Insurance Group Inc. ..      38,000                90,000
AMETEK Inc..............................       2,200                87,200
AMP Inc. ...............................      93,000               180,000
AMP Limited ............................      25,000                25,000
Ampco-Pittsburgh Corp...................       2,700               192,700
Anglogold Ltd-Spon ADR..................      10,000                10,000
Archer-Daniels-Midland Co. (b)..........      44,500               369,500
Argonaut Group Inc......................      12,000                20,000
Ascent Entertainment Group Inc..........       2,000               105,768
Audiofina ..............................       8,000                 8,000
Aztar Corp..............................       5,000                90,000
Banca Nazionale Lavoro RNC (c) .........     140,000               140,000
Banco Pastor SA.........................      21,000                21,000
Banco Santander SA, ADR (d,e)...........      68,640               134,640
Barrick Gold Corp.......................      10,000                10,000
Betzdearborn Inc........................     300,000               300,000
Brau und Brunnen........................       1,300                18,000
Boeing Co...............................      35,000               120,000
Burlington Resources Inc................       5,000                70,000
Cablevision Systems Corp., Cl. A (d)....     383,000               813,000
Carter-Wallace Inc......................      20,000               525,000
Catellus Development Corp...............      40,000               340,000
Cendant Corporation ....................      30,000                55,000
Centennial Cellular Corp., Cl. A........      10,000                60,000
CheckFree Corp..........................      20,000                22,000
Cincinnati Bell Inc.....................      38,000                40,000
CLARCOR Inc.............................       5,300               110,000
Coca-Cola Co. ..........................      10,000                10,000
Colonial Limited (f)....................      47,497               284,979
Compagnie Financiere Richemont AG,
  Cl. A ................................         300                 1,000
Cooper Industries Inc. .................       8,000                 8,000
Corn Products International Inc.........       6,000                34,250
Crane Co. (h)...........................      47,000               147,000
CRH plc ORD.............................      10,000                80,000
Dana Corp (g)...........................     102,223               102,223
Deutsche Babcock AG.....................       7,000                 7,000
Donaldson, Lufkin & Jenrette Inc. ......       3,000                 3,000
Eastern Enterprises.....................       5,000                35,000
Energy East Corporation ................      10,000                10,000
Fairchild Corporation, Cl. A............       5,000               105,000
Ferro Corp..............................       2,000               242,000
Flowserve Corp..........................      22,500                45,000
Frontier Corp...........................      15,000                70,000
Gaylord Entertainment Co., Cl. A........      15,500               125,500
General Cigar Holdings Inc..............      10,000                60,000
Giant Food Inc., Cl. A..................     320,000               800,000
Golden Books Family Entertainment
  Inc. .................................      15,000               230,000
Gray Communications Systems Inc. (h)....      12,500                37,500
Grupo Televisa S.A., GDR................       5,000               280,000
H&R Block Inc...........................       2,000                94,000
Halliburton Co..........................       5,000                55,000
Harmony Gold Mining Co Ltd..............      60,000                60,000
Hilton Hotels Corp......................     105,000               450,000
Hussmann International Inc..............      19,250               250,000
Independent Newspapers Ltd., ORD........      40,000               278,000
Kansas City Southern Industries Inc. ...       3,000                15,000
Keebler Foods Co........................       2,000                 4,000
Leucadia National Corporation ..........       2,000                 8,000
Liberty Corp............................      46,468               101,000
Lihir Gold Ltd .........................     150,000               150,000
Loewen Group Inc........................      47,000               150,000
Mellon Bank Corporation.................       1,000                 3,000
Merrill Lynch & Co. ....................      50,000                50,000
Modine Manufacturing Co.................      10,000               300,000
Moevenpick Holding AG...................         210                   950
N2K Inc.................................       2,000                12,000

                          THE GABELLI EQUITY TRUST INC.

                        Quarter Ended September 30, 1998
                                   (Unaudited)

                                                                Ownership at
                                                                September 30,
                                             Shares                 1998
                                             ------             -------------
NET PURCHASES (continued)
  Common Stocks (continued)
National Service Industries Inc. .......       2,000               102,000
New York Times Co., Cl. A (d)...........      71,000               155,000
Newmont Mining Corp.....................      20,000                20,000
Northrop Grumman Corp. .................      10,000                10,000
Park-Ohio Holding Corp..................       2,000                32,715
Pathe SA................................         500                 3,500
Pennzoil Co.............................      20,000               110,000
Penton Media Inc. (i) ..................     295,000               295,000
PepsiCo Inc.............................      15,000               350,000
Pittway Corp. (d).......................     205,000               410,000
Pittway Corp., Cl. A (d,i)..............      89,500               172,000
Placer Dome Inc.........................      20,000                40,000
Ralston Purina Co. (j)..................     315,000               460,000
Reader's Digest Association Inc.,
  Class A ..............................       8,000                20,000
Reader's Digest Association Inc.,
  Class B ..............................      10,000               140,000
Reckitt & Colman PLC....................      20,000                30,000
Republic Industries Inc.................      18,000                33,000
Rollins Inc.............................      53,000               500,000
Schering AG.............................       7,000                 7,000
Superior Industries International
  Inc. .................................       1,000                 6,000
Sybron Chemicals Inc. ..................      92,000                92,000
Telephone and Data Systems Inc..........      30,000               350,000
Tootsie Roll Industries Inc. (d)........      45,195                90,390
Ucar International Inc. ................      38,000                60,000
Walt Disney Co. (j).....................      60,000                90,000
Watts Industries Inc., Cl. A............       3,000                23,000
Wynn's International Inc................       6,000                60,000
Zeneca Group plc........................       8,000                33,000
  Preferred Stocks
Citizens Utilities Co., Conv. Pfd.
  (EPPICS) .............................      10,000                10,000
Sealed Air Corp., Pfd...................      20,000                35,000
Volkswagen AG, Pfd. (c).................      13,500                15,000
  Common Stock Warrants and Rights
Commonwelth Telephone Enterprises,
  Rights (k) ...........................      20,000                20,000

NET SALES
  Common Stocks
360(degree)Communications Co. (a).......     (95,000)                   --
Alliance et Gestion.....................      (6,525)                1,100
American Express Co.....................      (5,000)              280,000
American Stores Co......................    (130,000)               90,000
AMR Corp................................      (8,000)               90,000
AptarGroup Inc. (d).....................      (5,000)                   --
Arco Chemical Co. (l)...................    (196,000)                   --
Banca Commerciale Italiana..............    (235,000)              165,000
Bank of Scotland........................     (20,000)              100,782
Bruno's Inc.............................    (115,000)                   --
Caterpillar Inc.........................      (2,000)               10,000
Century Telephone Enterprises Inc.......      (9,500)              208,000
Chevron Corp............................      (5,000)                5,000
Church & Dwight Co. Inc.................      (5,000)               70,000
Department 56 Inc.......................      (5,000)               15,000
Deutsche Bank AG, Sponsored ADR.........     (13,000)              150,000
Dow Jones & Co. Inc.....................      (2,000)               83,000
Dundee Bancorp Inc., Cl. A..............     (30,000)                   --
Eastman Kodak Co........................      (8,000)               22,000
Echlin Inc. (g).........................    (110,000)                   --
Elsag Bailey Process Automation N.V. ...      (5,000)               10,000
Exel Limited............................      (4,000)                   --
First Brands Corp.......................      (2,000)               55,000
Fomento Economico Mexicano SA,
  ADR 144A (m)                              (200,000)                   --
Fortune Brands Inc......................      (2,000)              168,000
Gallaher Group plc......................     (20,000)              220,000
Hartwall Oy AB..........................     (45,000)                   --
Havas, Sponsored ADR (n)................    (120,000)                   --
Hong Kong Telecommunications Ltd.,
  Sponsored ADR.........................      (3,000)               32,000
HSBC Holdings plc.......................     (30,695)                   --
Invik & Co. AB, Cl. B...................      (3,000)               17,666

                          THE GABELLI EQUITY TRUST INC.

                                PORTFOLIO CHANGES
                        Quarter Ended September 30, 1998
                                   (Unaudited)

                                                                Ownership at
                                                                September 30,
                                             Shares                 1998
                                             ------             -------------
ITT Industries Inc......................   (210,000)                50,000
Johnson Controls Inc....................     (5,000)               120,000
Lehman Brothers Holdings Inc............    (13,000)                56,000
Media General Inc., Cl. A...............     (3,500)               356,500
Mercantile Stores Co. Inc. (o)..........   (100,000)                    --
Monsanto Company........................     (5,000)                    --
Navistar International Corp.............     (1,500)               497,000
Nomura Securities Company Ltd...........    (35,000)                    --
Paxson Communications Corp., Cl. A. ....     (5,000)               120,000
Pegasus Gold Inc........................    (70,000)               844,000
Pheonix AG..............................    (21,000)                26,500
Quaker Oats Co..........................    (40,000)               200,000
Republic Services Inc., Cl. A...........     (3,000)                    --
SAS Norge ASA...........................    (25,000)                35,000
SBC Communications Inc..................     (1,000)                55,000
Sealed Air Corp.........................    (65,000)                15,000
Skandinaviska Enskilda Banken...........    (74,000)                    --
Southern New England
  Telecommunications Corp. .............     (2,000)                28,000
Swedish Match AB........................   (150,000)               100,000
Telecom Italia Mobile SPA ..............   (100,000)             1,395,000
Telecom Italia SpA, Sponsored ADR.......     (2,000)               168,000
Telefonica de Espana, Sponsored ADR ....       (500)                50,500
Telefonos De Mexico SA, Cl. L, ADR......     (2,000)                18,000
Triangle Pacific Corp. (p)..............    (16,000)                    --
Trimark Financial Corporation...........     (8,000)                    --
U.S. WEST Inc...........................     (1,330)                 7,000
UBS AG..................................     (2,000)                    --
United Television Inc...................    (19,400)               259,706
USA Networks, Inc.......................     (2,600)               210,000
Viacom Inc., Cl. A......................     (3,000)               477,000

NET SALES (continued)
  Preferred Stocks
ProSieben Media AG......................     (4,000)                 3,750

  Common Stock Warrants and Rights
Colonial Limited Inc, Rights (f)........    (47,497)                    --
Oriental Press Group, Warrants,
  expires 10/02/1998....................    (29,900)                    --

----------
(a)   Merger -- 0.74 shares of Alltel Corp. for every 1 share of
      360(degree)Communications Co.
(b)   Stock Dividend -- additional .05 shares per share held.
(c)   10 for 1 stock split.
(d)   2 for 1 stock split.
(e)   Stock Dividend -- additional .02 shares per share held.
(f)   Rights exercised.
(g)   Merger-- 0.9293 shares of Dana Corp. for every 1 share of Echlin Inc.
(h)   3 for 2 stock split.
(i) Spinoff -- 1 share of Penton Media Inc. for every 1 share of Pittway Corp., Cl A.
(j)   3 for 1 stock split.
(k)   Rights offer-- received 1 right for every 5 shares owned.
(l)   Tender offer at $57.75 per share.
(m)   Tender offer at $498.9024 per ADR.
(n)   Cash merger at $20.3376 per ADR.
(o)   Tender offer at $80.00 per share.
(p)   Tender offer at $55.50 per share.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS -- 87.1%

              Telecommunications -- 9.0%
      40,000  Aliant Communications Inc.................    $   990,000
       5,000  Allegiance Telecom Inc....................         41,875
      65,000  Alltel Corp...............................      3,079,375
      67,000  AT&T Corp.................................      3,915,313
      87,000  BC TELECOM Inc............................      2,079,794
     545,000  BCE Inc...................................     15,225,935
      75,000  Cable & Wireless plc, Sponsored ADR ......      2,057,813
   2,040,000  Cable & Wireless Jamaica Ltd..............        102,000
      40,000  Cincinnati Bell Inc.......................      1,040,000
      80,000  Commonwealth Telephone
                Enterprises, Inc.+......................      1,915,000
      20,000  Commonwealth Telephone Enterprises,
                Inc. Cl. B+.............................        525,000
      35,000  Compania de Telecomunicaciones de
                Chile SA, Sponsored ADR+ ...............        669,375
          70  DDI Corp..................................        155,869
      70,000  Frontier Corp.............................      1,916,250
     265,000  GTE Corp..................................     14,575,000
      32,000  Hong Kong Telecommunications Ltd.,
                Sponsored ADR...........................        612,000
      10,000  Maritime Telegraph and Telephone Co.
                Ltd.....................................        203,546
      10,000  Motorola Inc..............................        426,875
          95  Nippon Telegraph and Telephone Corp.......        692,364
     295,000  RCN Corporation...........................      3,835,000
      55,000  SBC Communications Inc....................      2,444,063
      28,000  Southern New England
                Telecommunications Corp.................      2,187,500
     250,000  Sprint Corp...............................     18,000,000
      10,000  Telecom Argentina -- Stet France
                Telecom S.A., Sponsored ADR ............        296,875
     400,040  Telecom Italia SpA........................      2,756,766
     168,000  Telecom Italia SpA, Sponsored ADR ........     11,256,000
     167,000  Telecomunicacoes Brasileiras SA
                (Telebras), Sponsored ADR ..............     11,523,000
      10,000  Telefonica de Argentina S.A., ADR,
                Cl. B ..................................        294,375
      50,500  Telefonica de Espana, Sponsored ADR ......      5,450,844
      18,000  Telefonos De Mexico SA, Cl. L, ADR .......        796,500
       7,000  U.S. WEST Inc.+...........................        367,063
                                                            -----------
                                                            109,431,370
                                                            -----------
              Equipment And Supplies -- 8.4%
     160,000  Aeroquip-Vickers Inc......................      4,600,000
      87,200  AMETEK Inc................................      1,504,200
     192,700  Ampco-Pittsburgh Corp.....................      2,818,238
     137,500  Amphenol Corp., Cl. A+....................      4,795,313
      10,000  Caterpillar Inc...........................        445,625
     110,000  CLARCOR Inc...............................      1,691,250
      45,000  CTS Corp..................................      1,327,500
     345,000  Deere & Co................................     10,436,249
     312,000  Donaldson Co. Inc.........................      4,992,000
      20,000  EG&G Inc..................................        452,500
      45,000  Flowserve Corp............................        911,250
       6,500  Franklin Electric Co......................        411,125
     107,500  Gerber Scientific Inc.....................      2,902,500
     250,000  Hussmann International, Inc...............      3,546,875
     350,000  IDEX Corp.................................      9,296,875
      50,000  Lufkin Industries Inc.....................      1,300,000
      30,000  Manitowoc Co. Inc.........................        903,750
     142,000  Mark IV Industries Inc....................      2,067,875
     497,000  Navistar International Corp.+.............     11,244,625
      20,000  PACCAR Inc................................        823,750
     410,000  Pittway Corp..............................     10,198,750
     172,000  Pittway Corp., Cl. A......................      4,106,500
      80,000  Sequa Corp., Cl. A+.......................      4,505,000
      75,000  Sequa Corp., Cl. B+.......................      5,467,969
     170,000  SPS Technologies Inc.+....................      7,915,625
      12,000  TI Group plc..............................         72,628
      37,500  US Filter Corp............................        600,000
      23,000  Watts Industries Inc., Cl. A..............        414,000
                                                            -----------
                                                             99,751,972
                                                            -----------

              Broadcasting -- 6.8%
      50,000  Ackerley Group Inc........................        987,500
       8,000  Audiofina.................................        336,622
     346,673  Chris-Craft Industries Inc................     15,318,613
     558,864  Chris-Craft Industries Inc., Cl. B (a)....     24,694,803
      65,000  Granada Group plc ORD.....................        817,748
      37,500  Gray Communications Systems Inc...........        707,813
     280,000  Grupo Televisa S.A., GDR+.................      5,407,500
     101,000  Liberty Corp..............................      4,197,813
       3,750  NRJ SA....................................        609,397
       3,500  Pathe SA+.................................        656,273
     120,000  Paxson Communications Corp., Cl. A+.......      1,102,500
      85,000  Publishing & Broadcasting Ltd.............        300,085

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS (Continued)

              Broadcasting (Continued)
     100,000  Television Broadcasting Ltd. ORD              $   255,523
     259,706  United Television Inc.........                 27,723,616
                                                            -----------
                                                             83,115,805
                                                            -----------

              Financial Services -- 6.8%
      80,000  Allied Group Inc..........................      3,845,000
     280,000  American Express Co. (d)..................     21,734,999
      20,000  Argonaut Group, Inc.......................        510,000
     165,000  Banca Commerciale Italiana................        992,109
     140,000  Banca Nazionale Lavoro RNC................        356,223
      21,000  Banco Pastor SA...........................      1,109,663
     134,640  Banco Santander SA, ADR...................      2,044,845
     300,000  Bankgesellschaft Berlin AG ...............      5,137,878
      80,631  Bank of Ireland...........................      1,434,294
     100,782  Bank of Scotland..........................        962,071
         260  Berkshire Hathaway Inc., Cl. A+...........     15,496,000
     284,979  Colonial Limited Inc......................        804,807
      46,000  Commerzbank AG, Sponsored ADR.............      1,247,750
     150,000  Deutsche Bank AG, Sponsored ADR ..........      7,687,500
       3,000  Donaldson, Lufkin & Jenrette Inc..........         76,688
      25,000  Hibernia Corp.............................        360,938
      94,000  H&R Block Inc.............................      3,889,250
      56,000  Lehman Brothers Holdings Inc..............      1,582,000
       8,000  Leucadia National Corporation.............        234,500
       3,000  Mellon Bank Corporation...................        165,188
      50,000  Merrill Lynch & Co........................      2,368,750
     116,700  Midland Co................................      2,647,631
      15,000  Morgan (J.P.) & Co. Inc...................      1,269,375
      60,000  Riggs National Corp.......................      1,470,000
      14,000  Safra Republic Holdings SA................        581,000
      15,000  Schroders, Plc............................        246,089
      40,000  State Street Corp.........................      2,182,500
      20,000  SunTrust Banks Inc........................      1,240,000
      26,000  Unitrin Inc...............................      1,668,875
                                                            -----------
                                                             83,345,924
                                                            -----------

              Cable -- 6.1%
      40,125  Cable Michigan............................      1,394,344
     813,000  Cablevision Systems Corp., Cl. A+.........     35,111,437
      40,000  Comcast Corp., Cl. A......................      1,865,000
      40,000  Comcast Corp., Cl. A Special..............      1,877,500
     305,000  MediaOne Group Inc........................     13,553,438
      50,000  Shaw Communications Inc.,
                Cl. B, Conv.............................        846,598
     301,547  Tele-Communications Inc., Cl. A...........     11,798,026
      55,000  Tele-Communications International Inc.,
                Cl. A+..................................      1,141,250
     361,970  TCI Ventures Group+.......................      6,492,837
                                                            -----------
                                                             74,080,430
                                                            -----------

              Entertainment -- 6.0%
     105,768  Ascent Entertainment Group Inc.+..........        846,144
      40,000  CANAL + , Sponsored ADR...................      1,944,633
      23,288  EMI Group plc.............................        143,620
     108,000  EMI Group plc, Sponsored ADR..............      1,350,000
     125,500  Gaylord Entertainment Co., Cl. A..........      3,741,469
      65,000  GC Companies Inc. +.......................      2,510,625
      20,000  PolyGram NV...............................      1,135,000
     295,000  Time Warner Inc...........................     25,830,937
      65,000  Todd-AO Corp., Cl. A......................        479,375
     210,000  USA Networks Inc.+........................      4,081,875
     477,000  Viacom Inc., Cl. A+.......................     27,427,500
      90,000  Walt Disney Co............................      2,278,125
                                                            -----------
                                                             71,769,303
                                                            -----------

              Wireless Communications -- 4.6%
     125,000  AirTouch Communications Inc.+ ............      7,125,000
     133,000  Associated Group Inc., Cl. A+ ............      4,389,000
     133,000  Associated Group Inc., Cl. B+ ............      4,189,500
      60,000  Centennial Cellular Corp., Cl. A+.........      1,920,000
     208,000  Century Telephone Enterprises Inc.........      9,828,000
     100,000  COMSAT Corp., Series 1....................      3,525,000
     100,000  Loral Space & Communications Ltd.+........      1,475,000
       5,000  NEXTEL Communications Inc., Cl. A+........        100,938
     250,000  Securicor Group plc ORD...................      1,643,783
      80,000  TCI Satellite Entertainment Inc., Cl. A+..        230,000
   1,395,000  Telecom Italia Mobile SPA.................      8,130,070
     350,000  Telephone and Data Systems Inc............     12,206,249
     115,813  Vodafone Group plc ORD....................      1,344,783
                                                            -----------
                                                             56,107,324
                                                            -----------

              Food And Beverage -- 4.6%
      28,108  Advantica Restaurant Group Inc.+..........        133,513
      30,000  Bestfoods Inc.............................      1,453,125
      18,000  Brau und Brunnen+.........................      1,940,178
      10,000  Coca-Cola Co..............................        576,250
      34,250  Corn Products International Inc.+.........        864,813

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS (Continued)

              Food And Beverage (Continued)
      21,600  Diageo PLC, Sponsored ADR.................    $   783,000
     450,000  Foster's Brewing Group Ltd................        981,263
      40,520  General Mills Inc.........................      2,836,400
       4,000  Keebler Foods Co..........................        104,000
     100,000  Kellogg Co................................      3,293,750
      11,000  LVHM Moet Hennessy Louis Vuitton,
                Sponsored ADR...........................        299,750
         700  Nestle SA.................................      1,396,552
     350,000  PepsiCo Inc...............................     10,303,123
     200,000  Quaker Oats Co............................     11,800,000
      40,000  Ralcorp Holdings Inc.+....................        560,000
     120,000  Seagram Co. Ltd...........................      3,442,500
      90,390  Tootsie Roll Industries Inc...............      3,186,248
     356,000  Whitman Corp..............................      5,673,750
      73,000  Wrigley (Wm.) Jr. Co......................      5,543,438
                                                            -----------
                                                             55,171,653
                                                            -----------

              Consumer Products -- 4.0%
     525,000  Carter-Wallace Inc........................      8,235,938
       9,500  Christian Dior SA.........................        763,420
      70,000  Church & Dwight Co. Inc...................      2,056,250
       1,000  Compagnie Financiere Richemont AG,
                Cl. A...................................      1,282,237
      22,000  Eastman Kodak Co..........................      1,700,875
      55,000  First Brands Corp.........................      1,199,688
     168,000  Fortune Brands Inc. (d)...................      4,977,000
     220,000  Gallaher Group plc........................      6,462,500
      60,000  General Cigar Holdings Inc.+..............        386,250
     105,000  General Cigar Holdings Inc. Class B+......        675,938
      54,000  Harley Davidson Inc.......................      1,586,250
      35,000  Matsushita Electric Industrial Co. Ltd.,
                ORD.....................................        475,554
       1,500  Matsushita Electric Industrial Co. Ltd.,
                ADR.....................................        202,500
      33,000  National Presto Industries Inc............      1,237,500
       6,500  Nintendo Co. Ltd..........................        611,793
      30,000  Reckitt & Colman PLC......................        443,981
     460,000  Ralston Purina Co.........................     13,455,000
      20,000  Sony Corp., ADR...........................      1,375,000
       9,000  Sony Corp.................................        625,600
       1,200  Swatch Group AG, Bearer...................        722,399
     100,000  Swedish Match AB..........................        311,284
                                                            -----------
                                                             48,786,956
                                                            -----------

              Publishing -- 3.7%
      30,000  Arnoldo Mondadori Editore SpA+............        348,772
       1,500  Central Newspapers Inc., Cl. A............         85,500
      83,000  Dow Jones & Co. Inc.......................      3,859,500
     230,000  Golden Books Family Entertainment Inc.+...         35,938
      50,000  Harcourt General Inc......................      2,418,750
     278,000  Independent Newspapers Ltd., ORD .........        997,131
      50,000  McGraw-Hill Companies Inc.................      3,962,500
     356,500  Media General Inc., Cl. A.................     13,814,373
     140,000  Meredith Corp.............................      4,480,000
     155,000  New York Times Co., Cl. A.................      4,262,500
     140,000  News Corp. Ltd............................        902,572
       5,000  News Corp. Ltd., ADR......................        128,125
      60,000  Pearson plc ORD...........................      1,116,965
     295,000  Penton Media Inc..........................      4,019,375
      20,000  Reader's Digest Association Inc.,
                Class A.................................        382,500
     140,000  Reader's Digest Association Inc.,
                Class B.................................      2,660,000
      65,000  Schibsted A/A.............................        808,764
   1,500,000  Seat Pagine Gialle SpA+...................      1,102,293
     200,000  South China Morning Post Holdings
                ORD.....................................         78,722
                                                            -----------
                                                             45,464,280
                                                            -----------

              Agriculture -- 2.8%
     369,500  Archer-Daniels-Midland Co.................      6,189,125
     310,000  Dekalb Genetics Corp. Class B.............     28,520,000
                                                            -----------
                                                             34,709,125
                                                            -----------

              Retail Food And Drug -- 2.8%
     800,000  Giant Food Inc., Cl. A....................     34,550,000
                                                            -----------
                                                             34,550,000
                                                            -----------

              Diversified Industrial -- 2.5%
       8,000  Cooper Industries Inc.....................        326,000
     147,000  Crane Co..................................      3,454,500
       7,000  Deutsche Babcock AG.......................        368,873
      10,000  Elsag Bailey Process Automation N.V.......        210,625
     118,044  GATX Corp.................................      3,902,830
      60,000  Honeywell Inc.............................      3,843,750
      10,000  Indus Holding AG..........................        383,245
      50,000  ITT Industries Inc........................      1,693,750
     390,000  Lamson & Sessions Co.+....................      1,779,375
     100,000  Lawter International Inc..................        725,000
     102,000  National Service Industries Inc...........      3,251,250

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS (Continued)

              Diversified Industrial (Continued)
       9,000  Oerlikon-Buhrle Holding AG................    $ 1,052,955
      32,715  Park-Ohio Holding Corp.+..................        445,742
      15,000  Sealed Air Corp...........................        478,125
     100,000  Tenneco Inc.+.............................      3,287,500
      78,000  Thomas Industries Inc.....................      1,672,125
      50,000  Trinity Industries Inc....................      1,621,875
      26,000  Tyco International Ltd....................      1,436,500
     100,000  Tyler Corp.+..............................        762,500
                                                            -----------
                                                             30,696,520
                                                            -----------

              Automotive: Parts And Accessories -- 2.3%
     102,223  Dana Corp.................................      3,814,196
     140,000  GenCorp Inc...............................      2,695,000
      55,000  Genuine Parts Co..........................      1,653,438
     120,000  Johnson Controls Inc......................      5,580,000
       6,000  LucasVarity plc...........................        187,500
     300,000  Modine Manufacturing Co...................      8,699,999
      26,500  Pheonix AG................................        556,993
       6,500  SPX Corp..................................        268,531
     130,000  Standard Motor Products Inc...............      3,168,750
       6,000  Superior Industries International, Inc....        137,250
     110,000  TransPro Inc..............................        550,000
      60,000  Wynn's International Inc..................      1,121,250
                                                            -----------
                                                             28,432,907
                                                            -----------

              Specialty Chemical -- 2.3%
     300,000  BetzDearborn Inc..........................     20,737,500
       5,400  Ciba Specialty Chemicals,
                ADR 144A (c)+...........................        236,925
      20,000  E.I. du Pont de Nemours and Co............      1,122,500
     242,000  Ferro Corp................................      4,809,750
      92,000  Sybron Chemicals Inc......................      1,391,500
                                                            -----------
                                                             28,298,175
                                                            -----------

              Energy -- 2.1%
      34,000  Apache Corp...............................        911,625
      70,000  Atlantic Richfield Co.....................      4,965,624
      90,000  British Petroleum Co. plc, ADR ...........      7,852,500
      60,000  British Petroleum Co. plc, ORD ...........        918,054
      70,000  Burlington Resources Inc..................      2,616,250
       5,000  Chevron Corp..............................        420,313
      35,000  Eastern Enterprises.......................      1,474,375
      10,000  Energy East Corporation ..................        510,000
      55,000  Halliburton Co............................      1,570,938
     110,000  Pennzoil Co...............................      3,856,875
      11,000  Veba AG...................................        573,071
                                                            -----------
                                                             25,669,625
                                                            -----------

              Aviation: Parts And Services -- 1.3%
     120,000  Boeing Co.................................      4,117,500
     360,000  Coltec Industries Inc.+...................      5,445,000
     100,000  Curtiss-Wright Corp.......................      3,968,750
     145,000  Hi-Shear Industries Inc...................        389,688
      10,000  Northrop Grumman Corp.....................        730,000
      23,000  Precision Castparts Corp..................        948,750
                                                            -----------
                                                             15,599,688
                                                            -----------

              Health Care -- 1.3%
      15,000  Amgen Inc.+...............................      1,133,438
      49,666  Astra AB, Cl. A...........................        849,046
      13,000  Biogen Inc.+..............................        855,563
      45,000  Glaxo Wellcome plc ORD....................      1,328,882
       4,000  Glaxo Wellcome plc ADR....................        228,500
       1,150  Novartis AG, Registered+..................      1,848,631
      54,000  Novartis AG, ADR+.........................      4,336,873
      15,000  Pfizer Inc................................      1,589,063
         120  Roche Holding AG..........................      1,295,277
       7,000  Schering AG...............................        724,123
      33,000  Zeneca Group plc+.........................      1,166,948
                                                            -----------
                                                             15,356,345
                                                            -----------

              Paper And Forest Products -- 1.2%
     252,000  Greif Bros. Corp., Cl. A..................      8,316,000
       3,400  Greif Bros. Corp., Cl. B (a)..............        124,525
     255,000  St. Joe Company...........................      6,088,125
                                                            -----------
                                                             14,528,650
                                                            -----------

              Hotels/Gaming -- 1.1%
      90,000  Aztar Corp.+..............................        348,750
       5,000  GTECH Holdings Corp.+.....................        132,813
     450,000  Hilton Hotels Corp........................      7,678,124
   1,016,949  Ladbroke Group plc........................      3,786,322
     100,000  Mirage Resorts Inc.+......................      1,675,000
         950  Moevenpick Holding AG.....................        380,234
                                                            -----------
                                                             14,001,243
                                                            -----------

              Consumer Services -- 1.1%
      55,000  Cendant Corporation.......................        639,375
      15,000  Department 56 Inc.+.......................        405,000

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS (Continued)

              Consumer Services (Continued)
     150,000  Loewen Group Inc..........................    $ 2,212,500
      30,000  Midas, Inc.+..............................        727,508
      12,000  N2K Inc.+.................................         86,250
      33,000  Republic Industries, Inc.+................        480,563
      12,000  Response USA, Inc.+.......................         60,000
     500,000  Rollins Inc...............................      8,875,000
                                                            -----------
                                                             13,486,196
                                                            -----------

              Automotive -- 1.1%
     210,000  General Motors Corp. (d)..................     11,484,375
      28,000  Renault SA................................      1,120,040
      20,000  Toyota Motor Corp.........................        446,805
                                                            -----------
                                                             13,051,220
                                                            -----------

              Retail -- 1.0%
      90,000  American Stores Co........................      2,896,875
      18,000  Coldwater Creek Inc.+.....................        342,000
      80,000  Earl Scheib Inc.+.........................        430,000
       2,000  Fred Meyer Inc.+..........................         77,750
     100,000  Lillian Vernon Corp.......................      1,356,250
     330,000  Neiman Marcus Group Inc.+.................      7,136,250
      10,425  Syratech Corp.+...........................        208,500
                                                            -----------
                                                             12,447,625
                                                            -----------

              Financial Services: Insurance -- 0.7%
      90,000  American Bankers Insurance Group, Inc.....      3,825,000
      25,000  AMP Ltd...................................        302,941
      75,342  CGU PLC...................................      1,167,530
     125,000  Istitute Nazionale delle Assicurazioni ...        318,057
      14,400  Mapfre Corp...............................        286,610
      20,000  SCOR SA...................................      1,189,328
     115,000  Skandia Forsakrings AB....................      1,496,460
                                                            -----------
                                                              8,585,926
                                                            -----------

              Electronics -- 0.7%
     180,000  AMP Inc...................................      6,434,999
       2,000  Hitachi Ltd., ADR.........................         86,750
       1,500  NEC Corp., ADR............................         49,313
      12,000  Philips Electronics N.V., New York .......        640,500
      60,000  Ucar International Inc....................      1,080,000
                                                            -----------
                                                              8,291,563
                                                            -----------

              Transportation -- 0.5%
      90,000  AMR Corp.+................................      4,989,374
      15,000  Kansas City Southern Industries, Inc......        525,000
      31,273  MIF Ltd.+.................................        634,427
      35,000  SAS Norge ASA.............................        355,018
                                                            -----------
                                                              6,503,819
                                                            -----------

              Real Estate -- 0.5%
     340,000  Catellus Development Corp.+...............      4,420,000
      44,000  Florida East Coast Industries Inc.........      1,276,000
      50,000  Griffin Land & Nurseries Inc.+. ..........        553,125
                                                            -----------
                                                              6,249,125
                                                            -----------

              Housing Related -- 0.3%
     140,000  Nortek Inc.+..............................      3,815,000
       5,000  Nortek Inc., Special Common+..............        136,250
                                                            -----------
                                                              3,951,250
                                                            -----------

              Country/Closed-End Funds -- 0.3%
      59,000  Central European Equity Fund Inc..........        649,000
      70,000  Emerging Germany Fund Inc.+...............        848,750
      25,000  France Growth Fund Inc....................        293,750
      40,250  Italy Fund Inc............................        462,875
      68,000  New Germany Fund..........................        964,750
      45,942  Royce Value Trust Inc.....................        591,503
                                                            -----------
                                                              3,810,628
                                                            -----------

              Communications Equipment -- 0.3%
     100,000  Allen Telecom Inc.+.......................        668,750
      30,000  Dynatech Corporation......................         88,125
      33,000  Lucent Technologies Inc...................      2,279,063
      20,000  Scientific-Atlanta Inc....................        422,500
                                                            -----------
                                                              3,458,438
                                                            -----------

              Business Services -- 0.3%
       1,100  Alliance et Gestion.......................         83,289
      22,000  CheckFree Corp............................        217,250
     100,000  Landauer Inc..............................      2,550,000
      10,833  Reuters Holdings plc, Cl. B, Sponosred
                ADR.....................................        538,942
         500  Seagate Technology, Inc.+.................         12,531
                                                            -----------
                                                              3,402,012
                                                            -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

COMMON STOCKS (Continued)

              Metals And Mining -- 0.2%
      10,000  Anglogold Ltd.-Spon ADR...................    $   268,750
      70,909  Antofagasta Holdings plc..................        204,939
      10,000  Barrick Gold Corp.........................        200,000
      60,000  Harmony Gold Mining Co Ltd................        283,272
     150,000  Lihir Gold Ltd............................        193,764
      20,000  Newmont Gold Co...........................        511,250
      20,000  Newmont Mining Corp.......................        485,000
     844,000  Pegasus Gold Inc.+........................         46,420
      40,000  Placer Dome Inc...........................        552,500
      40,000  Rangold and Exploration Co. Ltd.+.........         28,750
                                                            -----------
                                                              2,774,645
                                                            -----------

              Building and Construction -- 0.1%
      80,000  CRH plc ORD...............................      1,008,433
      15,000  Martin Marietta Materials Inc.............        647,814
                                                            -----------
                                                              1,656,247
                                                            -----------

              Aerospace / Defense -- 0.1%
     105,000  Fairchild Corporation, Cl. A..............      1,483,125
                                                            -----------

              Conglomerates -- 0.1%
      17,666  Invik & Co. AB, Cl. B.....................      1,273,367
                                                            -----------

              Textiles -- 0.1%
     100,000  Simint SpA................................        720,928
                                                            -----------

              Computer Software -- 0.0%
      52,500  Merkantildata ASA.........................        401,170
                                                          -------------
              TOTAL COMMON STOCKS.......................  1,060,414,578
                                                          -------------
PREFERRED STOCKS -- 0.6%

              Telecommunications -- 0.3%
      10,000  Citizens Utilities Co., Conv. Pfd.
                (EPPICS)................................        430,000
      40,000  Sprint Corp., 8.250%, Conv. Pfd...........      2,700,000
   2,223,575  Telecomunicacoes de Sao Paulo (Telesp),
                Pfd., Registered........................        322,624
                                                            -----------
                                                              3,452,624
                                                            -----------

              Diversified Industrial -- 0.1%
       3,000  KSB AG, Pfd...............................        556,903
      35,000  Sealed Air Corp., Pfd.....................      1,264,375
                                                            -----------
                                                              1,821,278
                                                            -----------

              Publishing -- 0.1%
      43,500  News Corp. Ltd.., Sponsored ADR, Pfd......        973,313
                                                            -----------

              Cable -- 0.1%
       8,000  Tele-Communications Inc., Cl. B,
                6.000%, Ex. Jr. Pfd.....................        748,000
                                                            -----------

              Automotive -- 0.0%
      15,000  Volkswagen AG, Pfd........................        682,655
                                                            -----------

              Broadcasting-- 0.0%
       3,750  ProSieben Media AG........................        206,144
                                                            -----------

              Wireless Communications -- 0.0%
   2,223,575  Telecomunicacoes de Sao Paulo Celular,
                Pfd., B.................................         91,910
                                                            -----------
              TOTAL PREFERRED STOCKS....................      7,975,924
                                                            -----------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%

      62,463  Advantica Restaurant Group Inc.,
                Warrants, expires 01/07/2005+...........         60,511
      20,000  Commonwelth Telephone Enterprises,
                Rights..................................         57,500
                                                            -----------
                                                                118,011
                                                            -----------
    Principal
     Amount
     ------

CORPORATE BONDS -- 0.7%

              Entertainment -- 0.6%
   1,200,000  Time Warner Inc., Note,
                7.975% due 08/15/2004...................      1,354,500
   2,400,000  Time Warner Inc., Deb.,
                8.110% due 08/15/2006...................      2,760,000
   2,400,000  Time Warner Inc., Deb.,
                8.180% due 08/15/2007...................      2,799,000
                                                            -----------
                                                              6,913,500
                                                            -----------

              Publishing -- 0.1%
     200,000  News American Holdings Inc.,
                Gtd. Ex. Sub. Note,
                Zero Coupon due 03/31/2002..............        214,000
   1,000,000  Thomas Nelson Inc., Conv. Sub. Note,
                5.750% due 11/30/1999 144A (c)..........        981,250
                                                            -----------
                                                              1,195,250
                                                            -----------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                         September 30, 1998 (Unaudited)

                                                               Market
      Shares                                                    Value
      ------                                                    -----

CORPORATE BONDS (Continued)

              Cable -- 0.0%
     200,000  Rogers Communications, Inc.,
                7.50% due 09/01/1999....................    $   129,142
                                                            -----------
              TOTAL CORPORATE BONDS.....................      8,237,892
                                                            -----------

U.S. TREASURY BILLS -- 10.9%

 133,515,000  U.S. Treasury Bills 4.47% to 4.79%++
                due 11/12/1998 to 12/24/1998 (d)........    132,777,203
                                                            -----------

REPURCHASE AGREEMENT -- 0.0%

     474,000  Agreement with J.P. Morgan, 5.30%
                dated 09/30/1998, to be repurchased at
                $474,070 on 10/01/1998, collateralized
                by $342,000 U.S. Treasury Bond,
                8.50% due 02/15/20
                 (value $483,930) ......................        474,000
                                                            -----------

TOTAL INVESTMENTS
  (Cost $803,611,820) (b) -- 99.3% ..................... $1,209,997,607
                                                         ==============

OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (10.4%) ...........................   (126,861,535)
                                                         --------------
NET ASSETS -- COMMON STOCK
  (105,190,734 common shares outstanding) -- 88.9% ..... $1,083,136,072
                                                         --------------

NET ASSETS -- PREFERRED STOCK
  (1,250,000 preferred shares outstanding) -- 11.1% ....    135,380,625
                                                         --------------

TOTAL NET ASSETS -- 100.0%.............................. $1,218,516,697
                                                         ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,083,136,072 / 105,190,734 shares outstanding) ....         $10.30
                                                                 ======

FUTURES CONTRACTS -- SHORT POSITION

   Number of                                                 Unrealized
   Contracts                                               Appreciation
   ---------                                               ------------

         550  S&P 500 Index Futures,
                December 1998...........................    $ 1,232,935
                                                            ===========

   Number of                                   Expiration    Unrealized
   Contracts                                      Date     Appreciation
   ---------                                      ----     ------------

SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS

Forward Foreign Exchange Contracts to Deliver
12,100,000(e) Hong Kong Dollars in exchange
                for USD $1,538,801............  02/26/99       ($30,543)
                                                               ========

----------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b)   For Federal tax purposes:
            Aggregate cost                            $804,285,834
                                                      ============
            Gross unrealized appreciation             $445,421,220
            Gross unrealized depreciation              (39,709,447)
                                                      ------------
            Net unrealized appreciation               $405,711,773
                                                      ============
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at September 30, 1998 was $1,218,175 representing 0.10% of total net assets.
(d)   Securities pledged as collateral for futures contracts.
(e)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
USD -- United States Dollar
ORD -- Ordinary Share
GDR -- Global Depositary Receipt

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five business days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS

                          THE GABELLI EQUITY TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer,
  Gabelli Funds, Inc.

Dr. Thomas E. Bratter
  President, John Dewey Academy

Bill Callaghan
  President, Bill Callaghan Associates

Felix J. Christiana
  Former Senior Vice President,
  Dollar Dry Dock Savings Bank

James P. Conn
  Managing Director and Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.
  President and Chief Executive Officer,
  American Gaming Association

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Marc S. Diagonale
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, Inc.
One Corporate Center
Rye, New York  10580-1434

Custodian

Boston Safe Deposit and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                 Common              7.25% Preferred
                                 ------              ---------------
NYSE-Symbol:                       GAB                   GAB Pr
Shares Outstanding:            105,190,734              5,400,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: http://www.gabelli.com or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may from time to time purchase shares of its capital stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http://www.gabelli.com

                                                            Third-Quarter Report
                                                             September 30, 1998

                                                                       GAB 09/98